Exhibit 10.3

Amendment No. 2 to

SHARE EXCHANGE AGREEMENT

This Amendment No. 2 to the Securities Exchange Agreement (this “Amendment”) is made and entered into as of May 14, 2025 (the “Amendment Effective Date”), by and among Thunder Power Holdings, Inc., a Delaware corporation (“TPEV”), and the undersigned shareholders of Electric Power Technology Limited, a company incorporated and publicly listed in Taiwan (the “TW Company Shareholders”, and together with TPEV, each as a “Party” and collectively as the “Parties”), and amends that certain Securities Exchange Agreement dated as of December 19, 2024 (as amended by Amendment No. 1 dated February 10, 2025, the “SEA”).

Capitalized terms used herein but not otherwise defined have the respectively meanings attributed to them in the SEA.

RECITALS

WHEREAS, on December 19, 2024, the Parties previously entered into the SEA, pursuant to which the TW Company Shareholders agreed to exchange their shares in TW Company for common stock of TPEV;

WHEREAS, on February 10, 2025, the Parties entered into Amendment No. 1 to the SEA to update certain terms, including the exchange ratio and total number of shares to be issued;

WHEREAS, the Parties wish to further amend the SEA to revise the total number of TPEV Shares to be issued while maintaining the previously agreed exchange ratio, and to update Exhibit A accordingly; and

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth herein and in the SEA, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Amendment to SEA

(a)	The second to fourth paragraphs of Preamble in the SEA are hereby amended and restated in its entirety as follow:

WHEREAS, TW Company Shareholders own 8,520,891 shares of the issued privately placed securities, which are all ordinary shares, of TW Company (the “TW Company Shares”);

WHEREAS, TW Company Shareholders believe it is in their best interests to exchange the TW Company Shares for 10,139,860 (the “TPEV Shares”) newly issued and outstanding shares of common stock of TPEV on a post-issuance basis, par value $0.0001 per share (the “Common Stock”), and TPEV believes it is in its best interests to acquire the TW Company Shares in exchange for TPEV Shares, upon the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, it is the intention of the parties that: (i) TPEV shall acquire 8,520,891 ordinary shares of TW Company, in exchange solely for the amount of TPEV Shares set forth herein; and (ii) said exchange shall qualify as a transaction in securities exempt from registration under the Securities Act of 1933, as amended and in effect on the date of this Agreement (the “Securities Act”).

(b)	Section 1.1 of the SEA, as previously amended, is hereby further amended and restated in its entirety as follows:

“Agreement to Exchange TW Company Shares for TPEV Shares. On the Closing Date (as hereinafter defined) and subject to the terms and conditions set forth in this Agreement, TW Company Shareholders shall sell, assign, transfer, convey and deliver the TW Company Shares to TPEV, and TPEV shall accept the TW Company Shares from the TW Company Shareholders in exchange for the issuance to the TW Company Shareholders of the number of TPEV Shares set forth opposite the names of the TW Company Shareholders on Exhibit A hereto. Both Parties have agreed that the share exchange ratio shall be determined as 119 TPEV Shares for 100 TW Company Shares (119 TPEV Shares : 100 TW Company Shares), with any fractional number of shares rounded up. Therefore, the total number of TPEV Shares newly issued to the TW Company Shareholders shall be 10,139,860.”

(c)	Exhibit A to the SEA is hereby amended and restated in its entirety by Exhibit A attached to this Amendment No. 2.

2.	Effect on the SEA

Except as expressly amended by this Amendment, all terms and conditions of the SEA (as previously amended) shall remain in full force and effect, and the SEA, as amended by this Amendment, is hereby ratified and confirmed in all respects. From and after the Amendment Effective Date, all references in the SEA to “this Agreement,” “herein,” “hereof,” “hereunder,” or words of similar import shall be deemed to refer to the SEA as amended by this Amendment, unless the context otherwise requires.

3.	Miscellaneous

The provisions of Article IX (Miscellaneous Provisions) of the SEA are hereby incorporated by reference into this Amendment, mutatis mutandis.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

THUNDER POWER HOLDINGS, INC.

By:

Name:

Title:

TW COMPANY SHAREHOLDERS:

沈瑋 Wellen Sham

By:

Name:	沈瑋 Wellen Sham

TW COMPANY SHAREHOLDERS:

金名公司 Golden Name Investment Limited

By:

Name:

Title:

TW COMPANY SHAREHOLDERS:

祥芳國際股份有限公司Siang Fang International Co., Ltd.

By:

Name:

Title:

TW COMPANY SHAREHOLDERS:

呂采妮 Cai-Ni Lu

By:

Name:	呂采妮 Cai-Ni Lu

TW COMPANY SHAREHOLDERS:

沈阿清 A-Qing Shen

By:

Name:	沈阿清 A-Qing Shen

TW COMPANY SHAREHOLDERS:

李嘉昌 Jia-Chang Li

By:

Name:	李嘉昌 Jia-Chang Li

TW COMPANY SHAREHOLDERS:

渣打國際商業銀行營業部受託保管凱基證券亞洲有限公司投資專戶 KGI Asia Limited

By:

Name:

Title:

TW COMPANY SHAREHOLDERS:

沈周令熊 Ling Houng Sham

By:

Name:	沈周令熊 Ling Houng Sham

TW COMPANY SHAREHOLDERS:

楊文慶 Wen-Ching Yang

By:

Name:	楊文慶 Wen-Ching Yang

TW COMPANY SHAREHOLDERS:

趙元旗 Yuan-Chi Chao

By:

Name:	趙元旗 Yuan-Chi Chao

TW COMPANY SHAREHOLDERS:

立達創新投資股份有限公司 Li Da Innovation Investment Co., Ltd

By:

Name:

Title:

TW COMPANY SHAREHOLDERS:

莊子揚 Chong Tsz Yeung

By:

Name:	莊子揚 Chong Tsz Yeung

TW COMPANY SHAREHOLDERS:

林敬堯 Jing-Yao Lin

By:

Name:	林敬堯 Jing-Yao Lin

Exhibit A

No.	Name of TW Company Shareholders	Number of TW Company Shares Being Exchanged	Number of TPEV Shares to be Received
1.	沈瑋 Wellen Sham	2,246,262	2,673,051
2.	金名公司 Golden Name Investment Limited	2,020,695	2,404,628
3.	祥芳國際股份有限公司 Siang Fang International Co., Ltd.	1,185,475	1,410,715
4.	呂采妮 Cai-Ni Lu	928,612	1,105,048
5.	沈阿清 A-Qing Shen	538,852	641,234
6.	李嘉昌 Jia-Chang Li	538,852	641,234
7.	渣打國際商業銀行營業部受託保管凱基證券亞洲有限公司投資專戶 KGI Asia Limited	458,024	545,049
8.	沈周令熊 Ling Houng Sham	296,369	352,679
9.	楊文慶 Wen-Ching Yang	134,713	160,309
10.	趙元旗 Yuan-Chi Chao	107,770	128,247
11.	立達創新投資股份有限公司 Li Da Innovation Investment Co., Ltd	61,143	72,760
12.	莊子揚 Chong Tsz Yeung	4,041	4,809
13.	林敬堯 Jing-Yao Lin	83	99
	Total	8,520,891	10,139,860

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